Goodwill, Intangible Assets and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2015
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Goodwill, Intangible Assets and In-Process Revenue Contracts
6.	Goodwill, Intangible Assets and In-Process Revenue Contracts

Goodwill

The carrying amount of goodwill for the years ended December 31, 2015 and 2014, for the Company’s reportable segments are as follows:

	Teekay Offshore Segment - Offshore Logistics	Teekay LNG Segment - Liquefied Gas	Total
	$	$	$
Balance as of December 31, 2013	130,908	35,631	166,539
Goodwill acquired	2,032	—	2,032

Balance as of December 31, 2014 and 2015	132,940	35,631	168,571

In March 2014, Teekay Offshore acquired 100% of the shares of ALP, a Netherlands-based provider of long-distance ocean towage and offshore installation services to the global offshore oil and gas industry. The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including their experience, skills and abilities (see Note 3g).

Intangible Assets

As at December 31, 2015, the Company’s intangible assets consisted of:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	$	$	$
Customer contracts	316,684	(234,894)	81,790
Customer relationships	30,879	(1,260)	29,619
Other intangible assets	1,000	(500)	500

	348,563	(236,654)	111,909

As at December 31, 2014 the Company’s intangible assets consisted of:

	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $

Customer contracts	316,684	(223,018)	93,666
Other intangible assets	1,000	—	1,000

	317,684	(223,018)	94,666

In July 2015, as part of Teekay Tankers’ acquisition of SPT (see Note 3c), Teekay Tankers ascribed a value of $30.9 million to the customer relationships assumed as part of the acquisition of the STS transfer business. The Company is amortizing the customer relationships over a period of 10 years. Amortization expense relating to this acquisition for the year ended December 31, 2015 was $1.3 million, which is included in depreciation and amortization.

Aggregate amortization expense of intangible assets for the year ended December 31, 2015, was $13.6 million (2014 - $13.2 million, 2013 - $18.2 million), which is included in depreciation and amortization. Amortization of intangible assets following 2015 is expected to be $15.1 million (2016), $12.8 million (2017), $11.8 million (2018), $11.8 million (2019), $11.8 million (2020) and $48.6 million (thereafter).

In-Process Revenue Contracts

As part of the Company’s acquisition of FPSO units from Sevan and its previous acquisition of Petrojarl ASA (subsequently renamed Teekay Petrojarl AS, or Teekay Petrojarl), and Teekay LNG’s acquisition of BG’s ownership interests in four LNG carrier newbuildings, the Company assumed certain FPSO contracts, time-charter-out contracts with terms that were less favorable than the then prevailing market terms, and a service obligation for shipbuilding supervision and crew training services for the four LNG carrier newbuildings. At the time of the acquisitions, the Company recognized liabilities based on the estimated fair value of these contracts and service obligations. The Company is amortizing these liabilities over the estimated remaining terms of their associated contracts on a weighted basis, based on the projected revenue to be earned under the contracts.

Amortization of in-process revenue contracts for the year ended December 31, 2015 was $30.1 million (2014 - $40.9 million, 2013 - $61.7 million), which is included in revenues on the consolidated statements of income. Amortization following 2015 is expected to be $32.1 million (2016), $30.7 million (2017), $22.5 million (2018), $14.3 million (2019), $13.8 million (2020) and $37.4 million (thereafter).